                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                  --------------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 1998



                              POST PROPERTIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Georgia                                      1-12080                                     58-1550675
   -------------------------------                  ------------------------                ---------------------------------
   (State or other jurisdiction of                  (Commission File Number)                (IRS Employer Identification No.)
           incorporation)


One Riverside, 4401 Northside Parkway, Suite 800,                                        30327-
             Atlanta, Georgia                                                             3057
-------------------------------------------------                                  ------------------
  (Address of principal executive offices)                                              (Zip Code)


                                 (770) 850-4400
                           --------------------------
              (Registrant's telephone number, including area code)







                         The Exhibit Index is at page 4.


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Item 5.           Other Events

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (Registration No. 333-36595) with respect to the offering of 1,000,000 shares of its Common Stock (the "Shares").

Item 7.           Financial Statements and Exhibits

         (c)      Exhibits.



Exhibit No.           Description
    5         --      Opinion of King & Spalding regarding the validity of the Shares
    8         --      Opinion of King & Spalding as to certain tax matters
   23         --      Consent of King & Spalding (included in Exhibits 5 and 8)
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              POST PROPERTIES, INC.
                              (Registrant)



Date:   November 2, 1998      By:  /s/ R. Byron Carlock
                                   -----------------------------------
                                   R. Byron Carlock, Jr.
                                   Executive Vice President and
                                   Chief Investment Officer



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


                                  EXHIBIT INDEX


Exhibit No.          Description                                                                               Page
-----------          -----------                                                                               ----
    5         --     Opinion of King & Spalding regarding the validity of the Shares
    8         --     Opinion of King & Spalding as to certain tax matters
   23         --     Consent of King & Spalding (included in Exhibits 5 and 8)




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